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                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                             DATED NOVEMBER 2, 1998

The sentences in the tenth paragraph under the heading "The Fund and its Management" appearing on page 15 of the Prospectus pertaining to the CAPITAL APPRECIATION PORTFOLIO are hereby amended as follows:

        The CAPITAL APPRECIATION PORTFOLIO commenced operations on January 21, 1997. The Investment Manager had previously undertaken to assume all expenses of the CAPITAL APPRECIATION PORTFOLIO (except for any brokerage fees) and to waive the compensation provided for the Portfolio in its Management Agreement with the Fund until the earlier of December 31, 1998 or the date on which the Portfolio attained $50 million of net assets. The Investment Manager has now undertaken to continue to assume all such expenses and waive such compensation in respect of the CAPITAL APPRECIATION PORTFOLIO until April 30, 1999.

December 21, 1998

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